[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) STRATEGIC
               INCOME FUND

               SEMIANNUAL REPORT o APRIL 30,2001

        ---------------------------------------------------------------
        YOU CAN RECEIVE THIS REPORT VIA E-MAIL see page 38 for details.
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 29
Trustees and Officers ..................................................... 41

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.


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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, www.mfs.com, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On www.mfs.com, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched www.mfs.com, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James T. Swanson]
     James T. Swanson

For the six months ended April 30, 2001, Class A shares of the fund had a total return of 3.42%, Class B shares 2.98%, Class C shares 2.99%, and Class I shares 3.59%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges. The fund's results compare to returns over the same period for the fund's benchmarks: 6.23% for the Lehman Brothers Government/Credit Index (the Lehman Index); 2.06% for the Salomon Brothers World Government Bond Index (the Salomon Index); and 2.82% for the Lehman Brothers High Yield Bond Index. The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Salomon Index is unmanaged and consists of complete universes of government bonds with remaining maturities of at least five years. The Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1", a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index. During the same period, the average multisector income fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 2.43%.

Q.  WHAT DROVE THE FUND'S PERFORMANCE OVER THE PERIOD?

A. Six months ago, we identified the beaten-down corporate high-yield sector as an area of opportunity and anticipated increasing our high-yield allocation. (High-yield bonds are issues rated "BBB" and below by the major credit-rating agencies.) At that time, we felt high-yield bonds had underperformed because the market had anticipated a slowing economy, which would make it harder for companies issuing lower-quality bonds to repay their debt.

    The high-yield sector indeed turned out to be one of the best-performing areas of the market during the period just ended. We believe the sector rallied because the bond market began to look through the economic downturn and anticipate a recovery. Historically, we have found that markets have tended to anticipate economic events by roughly six to nine months, and that is what we think happened.

    Our emerging market holdings were another beneficiary of the market's more upbeat outlook. Emerging market bonds had been performing well for much of 2000 as we believe the market recognized that many emerging market countries were starting to get their political and economic houses in order. But the sector received an additional boost as the market appeared to look beyond the downturn and began to favor lower-quality, higher-yielding securities.

    The Federal Reserve Board's (the Fed's) program of interest rate cuts was another factor that we feel pushed investors toward high-yield corporates and emerging market debt. As rate cuts made lower-yielding investments such as money market funds and certificates of deposit less rewarding, higher-yielding areas of the market became more attractive.

Q.  WHAT IS YOUR OUTLOOK FOR THE ECONOMY?

A. We think the overwhelming story here is the resiliency of the U.S. economy, despite what has happened in the stock market. Two important things have happened. One, the Fed has cut interest rates, which we believe could make it easier for businesses to start expanding again. And, two, Congress appears to be poised to cut taxes, which could increase take-home pay for most of us as early as this fall. We think both of these factors could help stimulate the economy, and we believe the economy may begin to improve by the third or fourth quarter of this year.

Q. BASED ON THAT OUTLOOK, WHAT DO YOU THINK WILL BE THE STRONGEST AREAS OF OPPORTUNITY GOING FORWARD, AND HOW HAVE YOU POSITIONED THE PORTFOLIO TO PARTICIPATE IN THOSE AREAS?

A. Based on past experience, an improving economy would probably not be good for Treasuries because interest rates might eventually rise. However, corporate bonds and other credit-linked bonds have historically tended to do well in an improving economy because investors have more confidence that interest and principal payments will be made. So we think the best opportunities going forward will be in U.S. corporate bonds, both high grade and high yield. As of the end of the period, our high-yield allocation was already at about the maximum level we feel is consistent with managing risk for our shareholders -- because high-yield bonds have tended to be one of the riskier areas of the bond market. However, we do anticipate increasing our corporate high-grade exposure.

    Convertible bonds are another sector that we think may perform well if the economy improves, and we plan to add moderately to that sector. Convertible bonds, or converts, are bonds that can be converted into stock at a predetermined price. The disarray in the stock market has beaten down prices of converts and offered us what we feel are some great buying opportunities.

Q. WE OFTEN TALK ABOUT THE PRIDE WE TAKE IN OUR RESEARCH PROCESS. COULD YOU GIVE US AN EXAMPLE OF HOW ORIGINAL RESEARCHSM CONTRIBUTED TO RECENT RETURNS?

A. Yes. Getting back to the emerging markets we referred to earlier, Russian government bonds were one of the best-performing bonds in the portfolio over the period. We think our emerging market team was ahead of many investors in spotting this opportunity and allowing us to buy these bonds at what we feel were attractive prices.

    Investors may remember that Russia defaulting on its debt was one of the causes of the "Asian contagion" investment crisis in 1998. The country has since undergone extensive debt restructuring. By mid-2000, our research indicated that the economic and fiscal reform programs under the new leadership regime were significant and not another cosmetic overlay. At the same time, it appeared to us that rising oil prices would help the Russian economy, which is highly dependent on income from oil exports.

    Based on these factors, our research indicated that Russian "B"-rated bonds were potential candidates for a credit upgrade to a "BB" rating, which could drive up their price. (A credit upgrade indicates the market has increased faith that principal and interest on a bond will be paid and thus increases the bond's value.) We therefore added to our position in Russian government bonds last year at a time when much of the market did not appear to recognize their potential. And since the beginning of 2001, we have seen our Russian holdings outperform all other areas of our portfolio, as the market appears to have come around to our point of view. However, past performance is no guarantee of future results.

/s/ James T. Swanson

    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   JAMES T. SWANSON, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE STRATEGIC INCOME PORTFOLIOS AND THE GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITY PRODUCTS. HE ALSO MANAGES TWO CLOSED-END FUNDS, MFS(R) CHARTER INCOME TRUST AND MFS(R) MULTIMARKET INCOME TRUST.

   JAMES JOINED MFS IN 1985 AS VICE PRESIDENT AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. JAMES HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:              SEEKS HIGH CURRENT INCOME BY INVESTING IN FIXED-INCOME
                          SECURITIES. PLUS, THE FUND SEEKS TO PROVIDE
                          SIGNIFICANT CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  OCTOBER 29, 1987

  CLASS INCEPTION:        CLASS A  OCTOBER 29, 1987
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  SEPTEMBER 1, 1994
                          CLASS I  JANUARY 8, 1997

  SIZE:                    $310.0 MILLION NET ASSETS AS OF APRIL 30, 2001

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH APRIL 30, 2001

CLASS A
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +3.42%       +2.15%       +4.78%      +30.45%      + 99.39%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --         +2.15%       +1.57%      + 5.46%      +  7.14%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --         -2.70%       -0.07%      + 4.44%      +  6.62%
------------------------------------------------------------------------------------------------------------------

CLASS B
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +2.98%       +1.37%       +2.68%      +26.26%      + 89.10%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --         +1.37%       +0.89%      + 4.77%      +  6.58%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --         -2.38%       +0.10%      + 4.50%      +  6.58%
------------------------------------------------------------------------------------------------------------------

CLASS C
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +2.99%       +1.39%       +2.69%      +26.27%      + 90.86%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --         +1.39%       +0.89%      + 4.78%      +  6.68%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --         +0.45%       +0.89%      + 4.78%      +  6.68%
------------------------------------------------------------------------------------------------------------------

CLASS I
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +3.59%       +2.50%       +5.89%      +32.22%      +102.09%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --         +2.50%       +1.93%      + 5.74%      +  7.29%
------------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2001

QUALITY

                Governments                   31.1%
                "B"                           29.1%
                "BB"                          14.8%
                "BBB"                         10.0%
                "A"                            5.4%
                "AAA"                          4.1%
                Equity                         3.1%
                Not Rated                      1.1%
                "CCC"                          0.9%
                "AA"                           0.3%
                "CC"                           0.1%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2001

Bonds - 95.3%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 72.2%
  Advertising & Broadcasting - 0.7%
    Citadel Broadcasting Co., 9.25s, 2008                              $  1,125           $  1,192,500
    Paxson Communications Corp., 11.625s, 2002                            1,000              1,017,500
                                                                                          ------------
                                                                                          $  2,210,000
------------------------------------------------------------------------------------------------------
  Aerospace - 1.0%
    Argo Tech Corp., 8.625s, 2007                                      $  1,250           $  1,093,750
    BE Aerospace, Inc., 8s, 2008                                            300                288,750
    BE Aerospace, Inc., 9.875s, 2006                                        700                735,000
    K & F Industries, Inc., 9.25s, 2007                                   1,000              1,025,000
                                                                                          ------------
                                                                                          $  3,142,500
------------------------------------------------------------------------------------------------------
  Agricultural Products - 0.6%
    Agco Corp., 9.5s, 2008##                                           $  1,750           $  1,758,750
------------------------------------------------------------------------------------------------------
  Automotive - 1.2%
    Ford Motor Credit Co., 7.375s, 2011                                $  3,500           $  3,592,750
------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.2%
    Midland Cogeneration Venture Corp., 10.33s, 2002                   $    658           $    675,221
------------------------------------------------------------------------------------------------------
  Building - 1.0%
    AAF-McQuay, Inc., 8.875s, 2003                                     $    550           $    543,125
    American Standard, Inc., 7.375s, 2008                                   300                300,000
    Atrium Cos. Inc., 10.5s, 2009                                         1,000                780,000
    Building Materials Corp., 8s, 2007                                      900                495,000
    Nortek, Inc., 8.875s, 2008                                              135                128,925
    Williams Scotsman, Inc., 9.875s, 2007                                 1,000                885,000
                                                                                          ------------
                                                                                          $  3,132,050
------------------------------------------------------------------------------------------------------
  Business Services - 0.8%
    Iron Mountain, Inc., 10.125s, 2006                                 $    670           $    710,200
    Pierce Leahy Corp., 9.125s, 2007                                      1,000              1,020,000
    Unisystem Corp., 7.875s, 2008                                           900                877,500
                                                                                          ------------
                                                                                          $  2,607,700
------------------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Huntsman ICI Holdings LLC, 10.125s, 2009                           $    475           $    485,687
    Lyondell Chemical Co., 9.625s, 2007                                     530                547,225
    Sterling Chemicals, Inc., 12.375s, 2006                                 400                308,000
    Sterling Chemicals, Inc., 11.25s, 2007                                   25                  6,250
    Supercanal Holdings S.A., 11.5s, 2005##                               1,000                150,000
                                                                                          ------------
                                                                                          $  1,497,162
------------------------------------------------------------------------------------------------------
  Consumer Products - 0.6%
    Remington Products Co. LLC, 11s, 2006##                            $    500           $    470,000
    Westpoint Stevens, Inc., 7.875s, 2008                                 2,460              1,451,400
                                                                                          ------------
                                                                                          $  1,921,400
------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.4%
    Kindercare Learning Centers, Inc., 9.5s, 2009                      $    240           $    235,200
    Samsonite Corp., 10.75s, 2008                                         1,250              1,000,000
                                                                                          ------------
                                                                                          $  1,235,200
------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 7.4%
    Chase Commercial Mortgage Secs Corp., 6.6s, 2012                   $  3,640           $  2,890,103
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2019             936                914,815
    DLJ Commercial Mortgage Corp., 0.91s, 2005 (Interest Only)           58,000              1,757,093
    DLJ Mortgage Acceptance Corp., 0.34s, 2003 (Interest Only)           22,991                 72,241
    DLJ Mortgage Acceptance Corp., 0.65s, 2003 (Interest Only)           10,840                119,131
    DLJ Mortgage Acceptance Corp., 8s, 2003 (Interest Only)               3,230              2,757,376
    GMAC Commercial Mortgage Security, Inc., 6.02s, 2033                  2,800              2,062,703
    Morgan Stanley Capital I, Inc., 6.86s, 2010                           1,680              1,452,312
    Morgan Stanley Capital I, Inc., 7.18s, 2009                             500                435,664
    Morgan Stanley Capital, Inc., 7.677s, 2039                            4,000              3,266,426
    Mortgage Capital Funding, Inc., 7.214s, 2007                          2,500              2,165,625
    Nationslink Funding Corp., 5s, 2009                                   3,800              2,677,812
    Residential Accredit Loans Inc., 7.75s, 2027                          2,477              2,418,652
                                                                                          ------------
                                                                                          $ 22,989,953
------------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Synthetic Industries, Inc., 17s, 2008                              $    370           $    277,500
------------------------------------------------------------------------------------------------------
  Container, Forest & Paper Products - 2.4%
    Ball Corp., 8.25s, 2008                                            $  2,250           $  2,295,000
    Buckeye Cellulose Corp., 8.5s, 2005                                     610                594,750
    Consolidated Container Co., 10.125s, 2009                             1,325              1,325,000
    Gaylord Container Corp., 9.75s, 2007                                  1,225                759,500
    Riverwood International Corp., 10.25s, 2006                           1,000              1,012,500
    Silgan Holdings, Inc., 9s, 2009                                       1,000                970,000
    U.S. Timberlands, 9.625s, 2007                                          460                377,200
                                                                                          ------------
                                                                                          $  7,333,950
------------------------------------------------------------------------------------------------------
  Energy - 2.1%
    Chesapeake Energy Corp., 8.125s, 2011##                            $    350           $    339,500
    Chesapeake Energy Corp., 9.625s, 2005                                    60                 65,550
    Clark USA, Inc., 10.875s, 2005                                           30                 21,000
    NRG Energy Incorporated, 8.625s, 2031                                 4,745              4,727,871
    P&L Coal Holdings Corp., 9.625s, 2008                                 1,150              1,207,500
                                                                                          ------------
                                                                                          $  6,361,421
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.9%
    Natexis AMBS Co. LLC, 8.44s, 2049##                                $  2,750           $  2,772,323
------------------------------------------------------------------------------------------------------
  Financial Services - 1.7%
    Madison River Capital LLC, 13.25s, 2010                            $    250           $    167,500
    Unicredito Italiano Capital Trust Ii, 9.2s, 2049##                    4,750              5,076,182
                                                                                          ------------
                                                                                          $  5,243,682
------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 1.4%
    HMH Properties, Inc., 8.45s, 2008                                  $  1,000           $    992,500
    Prime Hospitality Corp., 9.75s, 2007                                  1,000              1,010,000
    Station Casinos, Inc., 8.875s, 2008                                   1,000              1,010,000
    Aztar Corp., 8.875s, 2007                                             1,250              1,268,750
                                                                                          ------------
                                                                                          $  4,281,250
------------------------------------------------------------------------------------------------------
  Industrial - 0.8%
    Allied Waste North America, Inc., 10s, 2009                        $  1,000           $  1,033,750
    Hayes Wheels International, Inc., 9.125s, 2007                          880                712,800
    Haynes International, Inc., 11.625s, 2004                               755                453,000
    International Knife & Saw, Inc., 11.375s, 2006                          850                391,000
    Thermadyne Holdings Corp., 0s to 2003, 12.5s, 2008                    2,000                 25,000
                                                                                          ------------
                                                                                          $  2,615,550
------------------------------------------------------------------------------------------------------
  Internet - 0.3%
    Exodus Communications, Inc., 10.75s, 2009                          $  1,250           $    925,000
------------------------------------------------------------------------------------------------------
  Media - 1.4%
    Callahan Nordrhein, 14s, 2010##                                    $    500           $    507,500
    Century Communications Corp., 9.5s, 2005                                450                438,750
    Century Communications Corp., 0s, 2008                                1,300                611,000
    Hollinger International Publishing, 9.25s, 2007                       1,250              1,293,750
    Jones Intercable, Inc., 8.875s, 2007                                    500                522,995
    Marvel Holdings, Inc., 0s, 1998**                                       445                      0
    NTL, Inc., 0s to 2003, 9.75s, 2008##                                  1,250                684,375
    United International Holdings, 0s to 2003, 10.75s, 2008                 385                173,250
                                                                                          ------------
                                                                                          $  4,231,620
------------------------------------------------------------------------------------------------------
  Media - Cable - 4.5%
    Adelphia Communications Corp., 8.375s, 2008                        $  1,000           $    935,000
    Adelphia Communications Corp., 9.875s, 2007                              75                 75,000
    Allbritton Communications Co., 9.75s, 2007                            1,000              1,015,000
    Chancellor Media Corp., 8.125s, 2007                                    900                922,500
    Chancellor Media Corp., 8s, 2008                                      1,250              1,281,250
    Charter Communications Holdings, 0s to 2004, 9.92s, 2011              2,250              1,608,750
    CSC Holdings, Inc., 8.125s, 2009                                      3,250              3,236,415
    Cumulus Media, Inc., 10.375s, 2008                                       75                 69,375
    Echostar DBS Corp., 9.375s, 2009                                      1,750              1,789,375
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                          1,000              1,040,000
    Frontiervision Operating Partnership LP, 11s, 2006                    1,150              1,190,250
    Granite Broadcasting Corp., 8.875s, 2008                                280                176,400
    LIN Holdings Corp., 8.375s, 2008                                        700                658,000
                                                                                          ------------
                                                                                          $ 13,997,315
------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.3%
    Commonwealth Aluminum Corp., 10.75s, 2006                          $    425           $    384,625
    Metal Management, Inc., 10s, 2008**                                     680                 20,400
    WCI Steel, Inc., 10s, 2004                                              700                504,000
                                                                                          ------------
                                                                                          $    909,025
------------------------------------------------------------------------------------------------------
  Metals & Mining - 0.1%
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                     $    300           $    295,500
------------------------------------------------------------------------------------------------------
  Oil Services - 0.3%
    Triton Energy Corp. LTD, 9.25s, 2005                               $  1,000           $  1,047,500
------------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Gothic Production Corp., 11.125s, 2005                             $  1,000           $  1,112,500
------------------------------------------------------------------------------------------------------
  Telecommunications - 5.8%
    American Cellular Corp., 9.5s, 2009##                              $    100           $     96,000
    American Tower Corp., 9.375s, 2009##                                    850                843,625
    Centennial Cellular Operating Co., 10.75s, 2008                       1,000                920,000
    Cox Communications, Inc., 6.75s, 2011                                 2,000              1,954,440
    Cox Communications, Inc., 7.75s, 2010                                 1,227              1,288,105
    ICG Holdings, Inc., 0s to 2001, 12.5s, 2006                           1,100                 71,500
    Intermedia Communications, Inc., 0s to 2002, 11.25s, 2007             1,800              1,476,000
    ITC Deltacom, Inc., 11s, 2007                                         1,276                854,920
    Level 3 Communications, Inc., 9.125s, 2008                            1,950              1,262,625
    Lucent Technologies Inc., 6.45s, 2029                                 1,474                828,476
    Manpower Communications, 13s, 2010                                      585                140,400
    Mediacom LLC, 9.5s, 2013##                                              340                331,500
    Metromedia Fiber Network, Inc., 10s, 2008                             1,000                665,000
    Nextel Communications, Inc., 9.5s, 2011##                               510                421,387
    Nextel Communications, Inc., 0s to 2003, 9.95s, 2008                  1,550              1,030,750
    Nextel International, Inc., 0s to 2003, 12.125s, 2008                 1,500                720,000
    Nextlink Communications, Inc., 10.75s, 2009                           1,700                841,500
    NTL Communications Corp., 0s to 2003, 12.375s, 2008                     400                220,000
    PSINET, Inc., 11s, 2009                                                 750                 52,500
    Rural Cellular Corp., 9.625s, 2008                                      575                533,313
    Spectrasite Holdings, Inc., 10.75s, 2010                              1,500              1,395,000
    Time Warner Telecommunications LLC, 9.75s, 2008                       1,250              1,225,000
    Triton PCS, Inc., 0s to 2003, 11s, 2008                                 375                292,500
    Western Wireless Corp., 10.5s, 2007                                     500                520,000
                                                                                          ------------
                                                                                          $ 17,984,541
------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 0.4%
    Crown Castle International Corp., 10.75s, 2011                     $  1,250           $  1,325,000
------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 1.2%
    Focal Communications Corp., 0s to 2003, 12.125s, 2008              $    150           $     52,500
    Liberty Media Corp., 8.25s, 2030                                      4,150              3,697,102
    Worldwide Fiber, Inc., 12s, 2009                                        500                 65,000
                                                                                          ------------
                                                                                          $  3,814,602
------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 11.8%
    Federal Home Loan Bank, 6.75s, 2002                                $  2,000           $  2,047,180
    FHLMC TBA, 6.5s, 2099                                                 4,000              4,039,360
    FNMA, 4.75s, 2004                                                     4,000              3,978,120
    FNMA, 5.125s, 2004                                                    2,000              2,009,060
    FNMA, 7s, 2029                                                        5,649              5,698,449
    FNMA, 7s, 2030                                                        3,666              3,697,574
    FNMA, 7.5s, 2030                                                      6,925              7,068,706
    FNMA TBA, 6.5s, 2099                                                  2,600              2,573,792
    GNMA, 8s, 2026                                                        3,331              3,445,943
    GNMA, 8s, 2029                                                          347                358,606
    GNMA, 8s, 2030                                                        1,689              1,747,218
                                                                                          ------------
                                                                                          $ 36,664,008
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 19.4%
    U.S. Treasury Bonds, 9.875s, 2015                                  $  2,166           $  3,038,162
    U.S. Treasury Bonds, 6.125s, 2029                                     3,642              3,754,101
    U.S. Treasury Bonds, 6.25s, 2030                                      4,301              4,533,512
    U.S. Treasury Notes, 5.75s, 2010                                     23,855             24,462,587
    U.S. Treasury Notes, 6.875s, 2006                                    10,500             11,387,565
    U.S. Treasury Notes, 4.25s, 2010                                      3,657              3,916,101
    U.S. Treasury Notes, 6.5s, 2010                                       4,493              4,839,814
    U.S. Treasury Notes, 3.5s, 2011                                       4,040              4,102,902
                                                                                          ------------
                                                                                          $ 60,034,744
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.5%
    Aes Corp., 8.875s, 2011                                            $    200           $    199,050
    Mirant Americas Generation Incorporated, 8.3s, 2011##                 1,350              1,369,170
    Niagara Mohawk Power Corp., 8.77s, 2018                               3,860              3,931,179
    PSEG Power LLC, 7.75s, 2011##                                         1,350              1,368,311
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                          784                786,447
                                                                                          ------------
                                                                                          $  7,654,157
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $223,643,874
------------------------------------------------------------------------------------------------------
Foreign Bonds - 23.1%
  Bermuda - 0.6%
    Flag Ltd., 8.25s, 2008 (Conglomerate)                              $    200           $    183,000
    Global Crossing Holdings Ltd., 9.625s, 2008 (Telecommunications)      1,750              1,653,750
                                                                                          ------------
                                                                                          $  1,836,750
------------------------------------------------------------------------------------------------------
  Brazil - 2.1%
    Federal Republic of Brazil, 8s, 2014                               $  7,388           $  5,587,523
    Federal Republic of Brazil, 12.25s, 2030                              1,150                994,750
                                                                                          ------------
                                                                                          $  6,582,273
------------------------------------------------------------------------------------------------------
  Bulgaria - 0.9%
    National Republic of Bulgaria, 6.313s, 2011                        $  3,750           $  2,775,000
------------------------------------------------------------------------------------------------------
  Canada - 2.3%
    AT&T Canada, Inc., 0s to 2003, 9.95s, 2008 (Telecommunications)    $  1,500           $  1,259,025
    Government of Canada, 5.5s, 2009                                 CAD  6,808              4,372,727
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)                $    490                181,300
    Rogers Cantel, Inc., 9.375s, 2008 (Telecommunications)                1,500              1,455,000
                                                                                          ------------
                                                                                          $  7,268,052
------------------------------------------------------------------------------------------------------
  Denmark - 0.3%
    Kingdom of Denmark, 6s, 2009                                     DKK  6,740           $     840,65
------------------------------------------------------------------------------------------------------
  France - 0.3%
    France Telecom S.A., 8.5s, 2031 (Telecommunications)##             $  1,078           $  1,094,472
------------------------------------------------------------------------------------------------------
  Germany - 1.9%
    Federal Republic of Germany, 4.5s, 2009                          EUR  6,866           $  5,895,822
------------------------------------------------------------------------------------------------------
  Greece - 2.1%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Products)                                               $  4,300           $  3,789,375
    Hellenic Republic, 6s, 2006                                      EUR      1                    682
    Hellenic Republic, 6.6s, 2004                                         1,772              1,640,694
    Hellenic Republic, 8.6s, 2008                                           998              1,043,071
                                                                                          ------------
                                                                                          $  6,473,822
------------------------------------------------------------------------------------------------------
  Indonesia - 0.1%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007 (Forest
      and Paper Products)**                                            $  2,750           $    247,500
------------------------------------------------------------------------------------------------------
  Luxembourg - 0.1%
    Millicom International Cellular, 0s to 2001, 13.5s,
      2006 (Telecommunications)                                        $    255           $    216,750
    PTC International Finance II S.A., 11.25s, 2009
      (Telecommunications)                                                  185                183,150
                                                                                          ------------
                                                                                          $    399,900
------------------------------------------------------------------------------------------------------
  Mexico - 2.3%
    Bepensa SA, 9.75s, 2004 (Beverages)##                              $  2,228           $  2,138,880
    Cydsa S.A., 9.375s, 2002 (Chemicals)                                  3,000              1,230,000
    Grupo Iusacell S.A. de CV, 14.25s, 2006 (Telecommunications)          2,650              2,749,375
    Grupo Minero Mexico S.A. de CV, 8.25s, 2008 (Diversified Minerals)      325                264,875
    Maxcom Telecomunicacione S.A., 13.75s, 2007 (Telecommunications)      2,028                709,800
                                                                                          ------------
                                                                                          $  7,092,930
------------------------------------------------------------------------------------------------------
  Netherlands - 1.2%
    Tenet Healthcare, 0s, 2002 (Medical and Health Technology
      Services)                                                        $  2,402           $  2,113,808
    Tjiwi Kimia Intl. Finance, 13.25s, 2001 (Financial Services)**          475                 33,250
    United Pan Europe, 10.875s, 2009 (Media)                              2,000              1,300,000
    United Pan Europe, 0s to 2005, 13.75s, 2010                             165                 55,275
    Versatel Telecom B.V., 4s, 2005 (Telecommunications)##           EUR    340                105,553
    Versatel Telecom B.V., 13.25s, 2008 (Telecommunications)           $    500                210,000
                                                                                          ------------
                                                                                          $  3,817,886
------------------------------------------------------------------------------------------------------
  New Zealand - 0.4%
    Government of New Zealand, 8s, 2006                              NZD  2,060           $    918,304
    Versatel Telecom B.V., 13.25s, 2008 (Telecommunications)           $    575                241,500
                                                                                          ------------
                                                                                          $  1,159,804
------------------------------------------------------------------------------------------------------
  Russia - 4.4%
    Russian Federation, 5s, 2030##                                     $ 24,259           $ 10,128,132
    Russian Federation, 11.75s, 2003                                      3,500              3,496,500
                                                                                          ------------
                                                                                          $ 13,624,632
------------------------------------------------------------------------------------------------------
  South Korea - 0.1%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##                $    241           $    245,820
------------------------------------------------------------------------------------------------------
  United Kingdom - 3.6%
    Colt Telecom Group PLC, 8.875s, 2007 (Telecommunications)        DEM    500           $    218,821
    Colt Telecom Group PLC, 0s to 2001, 12s, 2006
      (Telecommunications)##                                           $  1,425              1,410,750
    Daiwa PB Ltd., 5.993s, 2049 (Banks and Credit Cos.)                   6,000              4,893,120
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s, 2005 (Telecommunications)                                     250                217,500
    Dolphin Telecom PLC, 0s to 2004, 14s, 2009 (Telecommunications)       2,800                234,500
    Ono Finance PLC, 13s, 2009 (Media)                                      250                192,500
    Ono Finance PLC, 14s, 2011 (Media)##                                    250                222,500
    OTE PLC, 6.125s, 2007 (Industrial)##                             EUR  1,210              1,081,105
    Telewest Communications PLC, 9.625s, 2006 (Cable
      Television)##                                                    $  1,050                955,500
    United Kingdom Treasury, 6.75s, 2004                             GBP  1,204              1,812,860
                                                                                          ------------
                                                                                          $ 11,239,156
------------------------------------------------------------------------------------------------------
  Uruguay - 0.4%
    Banco Central de Uruguay, "A", 6.75s, 2021                         $  1,250           $  1,143,750
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $ 71,738,225
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $314,319,809)                                               $295,382,099
------------------------------------------------------------------------------------------------------

Stocks
------------------------------------------------------------------------------------------------------
                                                                         SHARES
------------------------------------------------------------------------------------------------------
U.S. Stocks
  Building
    Atlantic Gulf Communities Corp.##* (Identified Cost, $0)                100           $          7
------------------------------------------------------------------------------------------------------

Preferred Stock - 0.6%
------------------------------------------------------------------------------------------------------
  Consumer Goods & Services
    Renaissance Cosmetics, Inc., 14s*                                       809           $          0
------------------------------------------------------------------------------------------------------
  Media - 0.6%
    CSC Holdings, Inc., 11.125% (Media)*                                 11,092           $  1,203,482
    Primedia, Inc., 8.625%                                                9,000                699,750
                                                                                          ------------
                                                                                          $  1,903,232
------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $2,249,893)                                       $  1,903,232
------------------------------------------------------------------------------------------------------

Convertible Bond - 3.8%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Colt Telecom Group PLC, 2s, 2006 (United Kingdom -
      Telecommunications)                                              $  5,825           $  3,760,955
    Silicon Graphics, Inc., 5.25s, 2004 (Computer Systems)                2,800              1,631,000
    Telewest Communications, 5.25s, 2007 (Telecommunications)##           2,775              2,881,940
    Telewest Finance Jersey Ltd., 6s, 2005 (Entertainment)##              2,000              1,640,000
    Tenet Healthcare Corp., 6s, 2005 (Medical and Health
      Technology Services)                                                2,000              1,842,500
------------------------------------------------------------------------------------------------------
Total Convertible Bond (Identified Cost, $13,221,216)                                     $ 11,756,395
------------------------------------------------------------------------------------------------------

Rights
------------------------------------------------------------------------------------------------------
                                                                         SHARES
------------------------------------------------------------------------------------------------------
    Banco Central de Uruguay                                         $1,250,000           $     --
    United Mexican States* (Identified Cost, $0)                          1,000                     12
------------------------------------------------------------------------------------------------------

Warrants
------------------------------------------------------------------------------------------------------
    Maxcom Telecomunications (Telecommunications)*##                      2,250           $          0
    ICO, Inc. (Energy)*                                                  62,500                 34,375
    Renaissance Cosmetics, Inc. (Consumer Goods and Services)*              655                      0
------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $51,790)                                                 $     34,375
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.2%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
------------------------------------------------------------------------------------------------------
    FNMA, due 5/01/01, at Amortized Cost                               $ 12,955           $ 12,955,000
------------------------------------------------------------------------------------------------------

Put Options Purchased
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Euro/June/0.94 (Premiums Paid, $304,638)                           $ 14,610           $     33,442
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $343,102,346)                                         $322,064,562
------------------------------------------------------------------------------------------------------

Call Options Written
------------------------------------------------------------------------------------------------------
    Euro/November/0.86 Premiums Received, $270,444)                  EUR 13,367           $    (97,444)
------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (3.9)%                                                    (11,989,780)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $309,977,338
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
** In default.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD  = Australian Dollars                 EUR  = Euro
BRL  = Brazilian Real                     GBP  = British Pounds
CAD  = Canadian Dollar                    JPY  = Japanese Yen
CHF  = Swiss Franc                        NZD  = New Zealand Dollars
DEM  = Deutsche Marks                     SEK  = Swedish Kronor
DKK  = Danish Krone


See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
APRIL 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $343,102,346)            $322,064,562
  Cash                                                                   19,293
  Foreign cash, at value (identified cost, $450)                            399
  Net receivable for forward foreign currency exchange
    contracts to sell                                                   748,425
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                      702,382
  Receivable for investments sold                                     7,516,114
  Receivable for fund shares sold                                     1,030,291
  Interest receivable                                                 5,859,534
  Other assets                                                            3,078
                                                                   ------------
      Total assets                                                 $337,944,078
                                                                   ------------
Liabilities:
  Payable for fund shares reacquired                               $    765,372
  Payable for investments purchased                                  24,243,614
  Net payable for forward foreign currency exchange contracts to
    purchase                                                            557,995
  Written options outstanding, at value (premiums
    received, $270,444)                                                  97,444
  TBA sale commitments, at value (premiums received, $2,107,261)      2,105,823
  Payable to affiliates -
    Management fee                                                       12,623
    Administrative fee                                                      463
    Shareholder servicing agent fee                                       2,687
    Distribution fee                                                     18,565
  Accrued expenses and other liabilities                                162,154
                                                                   ------------
      Total liabilities                                            $ 27,966,740
                                                                   ------------
Net assets                                                         $309,977,338
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $364,981,608
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (19,992,567)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (35,377,964)
  Accumulated undistributed net investment income                       366,261
                                                                   ------------
      Total                                                        $309,977,338
                                                                   ============
Shares of beneficial interest outstanding                           47,130,812
                                                                    ==========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $117,288,507 / 17,716,710 shares of beneficial
     interest outstanding)                                             $6.62
                                                                       =====
  Offering price per share (100 / 95.25)                               $6.95
                                                                       =====
Class B shares:
  Net asset value and offering price per share
    (net assets $143,528,336 / 21,906,135 shares of beneficial
     interest outstanding)                                             $6.55
                                                                       =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $40,501,805 / 6,201,653 shares of beneficial
     interest outstanding)                                             $6.53
                                                                       =====
Class I shares:
  Net asset value and offering price per share
    (net assets of $8,658,690 / 1,306,314 shares of beneficial
     interest outstanding)                                             $6.63
                                                                       =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2001
-------------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                       $ 13,479,953
    Dividend                                                             69,669
                                                                   ------------
      Total investment income                                      $ 13,549,622
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,713,434
    Administrative fee                                                   18,649
    Trustees' compensation                                               19,331
    Shareholder servicing agent fee                                     151,043
    Distribution and service fee (Class A)                              200,854
    Distribution and service fee (Class B)                              698,155
    Distribution and service fee (Class C)                              197,206
    Custodian fee                                                        66,818
    Printing                                                             38,700
    Auditing fees                                                        18,617
    Postage                                                              17,952
    Legal fees                                                            1,315
    Miscellaneous                                                       152,309
                                                                   ------------
      Total expenses                                               $  3,294,383
    Fees paid indirectly                                                (51,016)
    Reduction of expenses by investment adviser                      (1,271,551)
                                                                   ------------
      Net expenses                                                 $  1,971,816
                                                                   ------------
        Net investment income                                      $ 11,577,806
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(11,121,844)
    Written option transactions                                         495,362
    Foreign currency transactions                                    (1,414,987)
                                                                   ------------
        Net realized loss on investments                           $(12,041,469)
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $  7,023,261
    Written options                                                     527,730
    Translation of assets and liabilities in foreign currencies       2,007,083
                                                                   ------------
        Net unrealized gain on investments                         $  9,558,074
                                                                   ------------
          Net realized and unrealized loss on investments and
            foreign currency                                       $ (2,483,395)
                                                                   ------------
            Increase in net assets from operations                 $  9,094,411
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets (Unaudited)
-------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                     YEAR ENDED
                                                                APRIL 30, 2001               OCTOBER 31, 2000
                                                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $ 11,577,806                   $ 23,596,221
  Net realized loss on investments and foreign currency
    transactions                                                   (12,041,469)                   (10,644,356)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                             9,558,074                    (14,570,915)
                                                                  ------------                   ------------
    Increase (decrease) in net assets from operations             $  9,094,411                   $ (1,619,050)
                                                                  ------------                   ------------
Distributions declared to shareholders -
  From net investment income (Class A)                            $ (4,732,322)                  $ (6,890,957)
  From net investment income (Class B)                              (5,380,565)                    (8,968,337)
  From net investment income (Class C)                              (1,524,249)                    (2,452,937)
  From net investment income (Class I)                                (342,611)                      (161,903)
  From paid in capital (Class A)                                          --                       (2,409,403)
  From paid in capital (Class B)                                          --                       (3,135,754)
  From paid in capital (Class C)                                          --                         (857,663)
  From paid in capital (Class I)                                          --                          (56,608)
                                                                  ------------                   ------------
    Total distributions declared to shareholders                  $(11,979,747)                  $(24,933,562)
                                                                  ------------                   ------------
Net increase in net assets from fund share transactions           $ 18,560,412                   $ 36,425,350
                                                                  ------------                   ------------
    Total increase in net assets                                  $ 15,675,076                   $  9,872,738
Net assets:
  At beginning of period                                           294,302,262                    284,429,524
                                                                  ------------                   ------------
  At end of period (including accumulated undistributed net
    investment income of $366,261 and $768,202, respectively)     $309,977,338                   $294,302,262
                                                                  ============                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                SIX MONTHS ENDED         ----------------------------------------------------------------------
                                  APRIL 30, 2001              2000            1999           1998           1997           1996
                                     (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                         CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                  $ 6.67            $ 7.30          $ 7.33         $ 8.24         $ 8.19         $ 8.07
                                          ------            ------          ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                $ 0.27            $ 0.60          $ 0.62         $ 0.66         $ 0.69         $ 0.62
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       (0.04)            (0.59)           0.06          (0.81)          0.13           0.18
                                          ------            ------          ------         ------         ------         ------
      Total from investment
        operations                        $ 0.23            $ 0.01          $ 0.68         $(0.15)        $ 0.82         $ 0.80
                                          ------            ------          ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income              $(0.28)           $(0.48)         $(0.71)        $(0.63)        $(0.69)        $(0.60)
  From net realized gain on
    investments and foreign
    currency transactions                   --                --              --            (0.13)         (0.08)         (0.08)
  From paid-in capital                      --               (0.16)           --             --             --             --
                                          ------            ------          ------         ------         ------         ------

      Total distributions declared
        to shareholders                   $(0.28)           $(0.64)         $(0.71)        $(0.76)        $(0.77)        $(0.68)
                                          ------            ------          ------         ------         ------         ------
Net asset value - end of period           $ 6.62            $ 6.67          $ 7.30         $ 7.33         $ 8.24         $ 8.19
                                          ======            ======          ======         ======         ======         ======
Total return(+)                             3.42%++          (0.03)%          9.72%         (2.21)%        10.40%         10.42%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                0.96%+            0.92%           0.88%          0.85%          0.79%          1.13%
  Net investment income                     8.05%+            8.57%           8.42%          8.26%          8.26%          7.63%
Portfolio turnover                            59%              127%            204%           299%           217%           287%
Net assets at end of period
  (000 omitted)                         $117,289          $111,791        $100,469        $95,292        $69,874        $49,432

 (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally the investment adviser paid a portion of the fund's operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
       Net investment income             $  0.24           $  0.54         $  0.55        $  0.58        $  0.58        $  0.54
       Ratios (to average net assets):
         Expenses##                         1.81%+            1.81%           1.83%          1.84%          2.01%          2.06%
         Net investment income              7.20%+            7.68%           7.47%          7.24%          7.04%          6.70%

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                               SIX MONTHS ENDED         -----------------------------------------------------------------------
                                 APRIL 30, 2001              2000            1999            1998           1997           1996
                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                        CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                 $ 6.61            $ 7.24          $ 7.27          $ 8.18         $ 8.14         $ 8.03
                                         ------            ------          ------          ------         ------         ------
Income from investment operations# -
  Net investment income(S)               $ 0.24            $ 0.55          $ 0.57          $ 0.61         $ 0.61         $ 0.56
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      (0.04)            (0.59)           0.07           (0.81)          0.15           0.18
                                         ------            ------          ------          ------         ------         ------
      Total from investment
        operations                       $ 0.20            $(0.04)         $ 0.64          $(0.20)        $ 0.76         $ 0.74
                                         ------            ------          ------          ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income             $(0.26)           $(0.44)         $(0.67)         $(0.58)        $(0.64)        $(0.55)
  From net realized gain on
    investments and foreign
    currency transactions                  --                --              --             (0.13)         (0.08)         (0.08)
  From paid-in capital                     --               (0.15)           --              --             --             --
                                         ------            ------          ------          ------         ------         ------
      Total distributions declared
        to shareholders                  $(0.26)           $(0.59)         $(0.67)         $(0.71)        $(0.72)        $(0.63)
                                         ------            ------          ------          ------         ------         ------
Net asset value - end of period          $ 6.55            $ 6.61          $ 7.24          $ 7.27         $ 8.18         $ 8.14
                                         ======            ======          ======          ======         ======         ======
Total return                               2.98%++          (0.67)%          9.10%          (2.84)%         9.64%          9.68%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                               1.61%+            1.56%           1.53%           1.51%          1.44%          1.80%
  Net investment income                    7.40%+            7.89%           7.77%           7.64%          7.51%          7.02%
Portfolio turnover                           59%              127%            204%            299%           217%           287%
Net assets at end of period
  (000 omitted)                        $143,528          $137,013        $144,849        $133,872        $71,459        $25,361

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally the investment adviser paid a portion of the fund's operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income           $  0.21           $  0.49         $  0.50         $  0.53        $  0.50        $  0.49
        Ratios (to average net assets):
          Expenses##                       2.46%+            2.45%           2.48%           2.50%          2.66%          2.73%
          Net investment income            6.55%+            7.00%           6.82%           6.62%          6.29%          6.09%
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                  SIX MONTHS ENDED         --------------------------------------------------------------------
                                    APRIL 30, 2001             2000           1999           1998           1997           1996
                                       (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                           CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $  6.59          $  7.22        $  7.25        $  8.16        $  8.12        $  8.00
                                           -------          -------        -------        -------        -------        -------
Income from investment operations# -
  Net investment income(S)                 $  0.24          $  0.55        $  0.57        $  0.61        $  0.60        $  0.57
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                 (0.04)           (0.59)          0.07          (0.81)          0.16           0.18
                                           -------          -------        -------        -------        -------        -------
      Total from investment operations     $  0.20          $ (0.04)       $  0.64        $ (0.20)       $  0.76        $  0.75
                                           -------          -------        -------        -------        -------        -------
Less distributions declared to
  shareholders -
  From net investment income               $ (0.26)         $ (0.44)       $ (0.67)       $ (0.58)       $ (0.64)       $ (0.55)
  From net realized gain on
    investments and foreign currency
    transactions                              --               --             --            (0.13)         (0.08)         (0.08)
  From paid-in capital                        --              (0.15)          --             --             --             --
                                           -------          -------        -------        -------        -------        -------
      Total distributions declared to
        shareholders                       $ (0.26)         $ (0.59)       $ (0.67)       $ (0.71)       $ (0.72)       $ (0.63)
                                           -------          -------        -------        -------        -------        -------
Net asset value - end of period            $  6.53          $  6.59        $  7.22        $  7.25        $  8.16        $  8.12
                                           =======          =======        =======        =======        =======        =======
Total return                                  2.99%++         (0.67)%         9.12%         (2.84)%         9.68%          9.80%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                  1.61%+           1.56%          1.53%          1.51%          1.44%          1.71%
  Net investment income                       7.39%+           7.90%          7.78%          7.65%          7.44%          7.12%
Portfolio turnover                              59%             127%           204%           299%           217%           287%
Net assets at end of period
  (000 omitted)                            $40,502          $37,956        $38,808        $42,213        $20,464         $5,478

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally the investment adviser paid a portion of the fund's operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income              $  0.21          $  0.49        $  0.50        $  0.53        $  0.50        $  0.51
        Ratios (to average net assets):
          Expenses##                          2.46%+           2.45%          2.48%          2.50%          2.66%          2.64%
          Net investment income               6.54%+           7.01%          6.83%          6.63%          6.21%          6.19%
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,                  PERIOD ENDED
                                      SIX MONTHS ENDED        ---------------------------------------------       OCTOBER 31,
                                        APRIL 30, 2001              2000              1999             1998             1997*
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period           $ 6.68            $ 7.31            $ 7.33           $ 8.25            $ 8.15
                                                ------            ------            ------           ------            ------
Income from investment operations# -
  Net investment income(S)                      $ 0.28            $ 0.68            $ 0.65           $ 0.72            $ 0.49
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (0.04)            (0.65)             0.07            (0.85)             0.15
                                                ------            ------            ------           ------            ------
      Total from investment operations          $ 0.24            $ 0.03            $ 0.72           $(0.13)           $ 0.64
                                                ------            ------            ------           ------            ------
Less distributions declared to shareholders -
  From net investment income                    $(0.29)           $(0.50)           $(0.74)          $(0.66)           $(0.54)
  From net realized gain on investments
    and foreign currency transactions             --                --                --              (0.13)             --
  From paid-in capital                            --               (0.16)             --               --                --
                                                ------            ------            ------           ------            ------
      Total distributions declared to
        shareholders                            $(0.29)           $(0.66)           $(0.74)          $(0.79)           $(0.54)
                                                ------            ------            ------           ------            ------
Net asset value - end of period                 $ 6.63            $ 6.68            $ 7.31           $ 7.33            $ 8.25
                                                ======            ======            ======           ======            ======
Total return                                      3.59%++           0.33%            10.25%           (2.00)%            5.98%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                      0.61%+            0.60%             0.53%            0.50%             0.44%+
  Net investment income                           8.40%+            9.53%             8.77%            8.51%             7.69%+
Portfolio turnover                                  59%              127%              204%             299%              217%
Net assets at end of period (000 omitted)       $8,659            $7,542              $304             $238              $230

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally the investment adviser paid a portion of the fund's operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                   $ 0.25            $ 0.62            $ 0.58           $ 0.63            $ 0.40
        Ratios (to average net assets):
          Expenses##                              1.46%+            1.49%             1.48%            1.49%             1.66%+
          Net investment income                   7.55%+            8.64%             7.82%            7.49%             6.47%+

 * For the period from the inception of Class I shares, January 8, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Strategic Income Fund (the fund) is a non-diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

TBA Purchase Commitments - The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% for the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value the funds other assets.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuation" above.

TBA Sale Commitments - The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under the "Investment Valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Swap Agreements - The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party, which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective November 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $51,016 under this arrangement. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At April 30, 2001, accumulated undistributed net investment income under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions.

At October 31, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $22,312,591 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2006, ($11,281,953), October 31, 2007, ($7,298,566),
and October 31, 2008 ($3,732,072).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund's average daily net assets and 7.14% of investment income. The investment adviser has voluntarily agreed to waive a potion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management and distribution fees such that the fund's aggregate expenses do not exceed 0.08% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $6,458 for the period ended April 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $38,504 for the period ended April 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $9,605 for the period ended April 30, 2001. Fees incurred under the distribution plan during the period ended April 30, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $14,221 and $17,251 for Class B and Class C shares, respectively, for the period ended April 30, 2001. Fees incurred under the distribution plan during the period ended April 30, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year period ended April 30, 2001, were $2,840, $149,874, and $6,306 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES               SALES
--------------------------------------------------------------------------------
U.S. government securities                      $ 72,071,994         $77,990,721
                                                ------------         -----------
Investments (non-U.S. government securities)    $127,011,917         $94,581,872
                                                ------------         -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $344,149,644
                                                                 ------------
Gross unrealized appreciation                                    $  5,724,896
Gross unrealized depreciation                                     (27,809,978)
                                                                 ------------
    Net unrealized (depreciation)                                $(22,085,082)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                    SIX MONTHS ENDED APRIL 30, 2001          YEAR ENDED OCTOBER 31, 2000
                                    -------------------------------       ------------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            3,934,084      $  26,573,085         7,295,873       $ 51,386,498
Shares issued to shareholders in
  reinvestment of distributions          468,641          3,143,773           800,511          5,650,714
Shares reacquired                     (3,440,254)       (23,149,215)       (5,103,035)       (36,103,001)
                                      ----------       ------------        ----------       ------------
    Net increase                         962,471       $  6,567,643         2,993,349       $ 20,934,211
                                      ==========       ============        ==========       ============

Class B shares
                                    SIX MONTHS ENDED APRIL 30, 2001          YEAR ENDED OCTOBER 31, 2000
                                    -------------------------------       ------------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            3,028,475      $  20,232,091         5,436,738       $ 38,191,428
Shares issued to shareholders in
  reinvestment of distributions          509,402          3,383,972         1,073,188          7,520,245
Shares reacquired                     (2,368,967)       (15,798,510)       (5,791,362)       (40,611,149)
                                      ----------       ------------        ----------       ------------
    Net increase                       1,168,910       $  7,817,553           718,554       $  5,100,524
                                      ==========       ============        ==========       ============

Class C shares
                                    SIX MONTHS ENDED APRIL 30, 2001          YEAR ENDED OCTOBER 31, 2000
                                    -------------------------------       ------------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            1,267,583       $  8,472,856         2,060,113       $ 14,405,035
Shares issued to shareholders in
  reinvestment of distributions          136,536            904,252           264,516          1,846,985
Shares reacquired                       (964,964)        (6,406,521)       (1,940,689)       (13,557,235)
                                      ----------       ------------        ----------       ------------
    Net increase                         439,155       $  2,970,587           383,940       $  2,694,785
                                      ==========       ============        ==========       ============

Class I shares
                                    SIX MONTHS ENDED APRIL 30, 2001          YEAR ENDED OCTOBER 31, 2000
                                    -------------------------------       ------------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                              558,565       $  3,783,830         1,476,567       $ 10,410,900
Shares issued to shareholders in
  reinvestment of distributions           50,814            341,235            31,685            217,530
Shares reacquired                       (432,195)        (2,920,436)         (420,692)        (2,932,600)
                                      ----------       ------------        ----------       ------------
    Net increase                         177,184       $  1,204,629         1,087,560       $  7,695,830
                                      ==========       ============        ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year period ended April 30, 2001, was $2,219. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                     NUMBER OF
                                                     CONTRACTS        PREMIUMS
------------------------------------------------------------------------------
Outstanding, beginning of period                            2       $  140,212
Options written                                             4        1,035,299
Options terminated in closing transactions                 (2)        (366,384)
Options exercised                                          (1)        (112,876)
Options expired                                            (2)        (425,807)
                                                           --       ----------
Outstanding, end of period                                  1       $  270,444
                                                           ==       ==========

At April 30, 2000, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                   NET UNREALIZED
                                             CONTRACTS TO      IN EXCHANGE     CONTRACTS AT          APPRECIATION
                  SETTLEMENT DATE         DELIVER/RECEIVE              FOR            VALUE        (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------
Sales                    06/13/01  AUD          7,571,207      $ 3,862,734      $ 3,858,596       $  4,138
                         06/05/01  BRL          9,066,775        4,602,424        4,188,647        413,777
                         06/13/01  DKK          6,553,901          816,859          778,392         38,467
                         06/13/01  EUR          6,475,186        6,026,649        5,740,067        286,582
                         06/13/01  JPY        896,660,807        4,869,905        4,854,235         15,670
                         06/13/01  NZD          2,287,501          932,397          942,606        (10,209)
                                                               -----------      -----------     ----------
                                                               $21,110,968      $20,362,543     $  748,425
                                                               ===========      ===========     ==========
Purchases                06/05/01  BRL          9,066,775      $ 4,517,576      $ 4,188,647     $ (328,929)
                         06/13/01  CHF             79,643           48,269           45,981         (2,288)
                         06/13/01  EUR          5,102,650        4,749,190        4,523,354       (225,836)
                         06/13/01  SEK            173,928           17,916           16,974           (942)
                                                               -----------      -----------     ----------
                                                               $ 9,332,951      $ 8,774,956     $ (557,995)
                                                               ===========      ===========     ==========

At April 30, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $854,645 with Deutsche Bank and net payables of $105,369 with UBS Warburg, $36,906 with Merrill Lynch, and $9,988 with First Boston.

TBA Sale Commitments

                      PRINCIPAL      SETTLEMENT
DESCRIPTION              AMOUNT            DATE           COST           VALUE
------------------------------------------------------------------------------

GNMA, 8s, 2099        2,035,694         5/21/01     $2,107,261      $2,105,823
                                                                    ----------

(8) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting less than 1% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                       DATE OF    SHARE/PAR
DESCRIPTION                        ACQUISITION       AMOUNT     COST      VALUE
-------------------------------------------------------------------------------
Atlantic Gulf Communities    9/21/89 - 9/25/95          100       --         $7
                                                                             --

MFS(R) STRATEGIC INCOME FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,          State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting            INVESTOR INFORMATION
Group, Inc. (office services)                            For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Arnold D. Scott* - Senior Executive Vice                 kit, call toll free: 1-800-637-2929 any
President, Director, and Secretary, MFS                  business day from 9 a.m. to 5 p.m. Eastern time
Investment Management                                    (or leave a message anytime).

Jeffrey L. Shames* - Chairman and Chief                  INVESTOR SERVICE
Executive Officer, MFS Investment Management             MFS Service Center, Inc.
                                                         P.O. Box 2281
J. Dale Sherratt+ - President, Insight                   Boston, MA 02107-9906
Resources, Inc. (acquisition planning
specialist)                                              For general information, call toll free:
                                                         1-800-225-2606 any business day from
Ward Smith+ - Former Chairman (until 1994),              8 a.m. to 8 p.m. Eastern time.
NACCO Industries (holding company)
                                                         For service to speech- or hearing-impaired
INVESTMENT ADVISER                                       individuals, call toll free: 1-800-637-6576 any
Massachusetts Financial Services Company                 business day from 9 a.m. to 5 p.m. Eastern
500 Boylston Street                                      time. (To use this service, your phone must be
Boston, MA 02116-3741                                    equipped with a Telecommunications Device for
                                                         the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                              For share prices, account balances, exchanges,
500 Boylston Street                                      or stock and bond outlooks, call toll free:
Boston, MA 02116-3741                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                       WORLD WIDE WEB
                                                         www.mfs.com
PORTFOLIO MANAGER
James T. Swanson*

TREASURER
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) STRATEGIC INCOME FUND                                   -------------
                                                                 PRSRT STD
[logo] M F S(R)                                                U. S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
                                                                    MFS
500 Boylston Street                                            -------------
Boston, MA 02116-3741



(C)2001 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                            MSI-3  06/01  29.7M  34/234/334/834